Exhibit 99.1

SPECIAL MEETING OF SHAREHOLDERS OF CITIZENS FIRST CORPORATION June 25, 2019 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM CST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00030030300000000000 8 062519 changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, guardian or other fiduciary, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. To approve an Agreement and Plan of Reorganization among Citizens First Corporation, German American Bancorp, Inc., Citizens First Bank, Inc., and German American Bank, including the related plan of merger, and thereby to approve the transactions contemplated by the merger agreement, including the merger of Citizens First Corporation into German American Bancorp, Inc. 2. To approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to certain executive officers of Citizens First Corporation in connection with the merger. 3. To approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger proposal. 4. To transact such other business as may be properly presented at the special meeting and any adjournments or postponements of the special meeting. When properly executed, this proxy will be voted in the manner specified above by the shareholder. To the extent contrary specifications are not given, this proxy will be voted for approval of proposals 1, 2 and 3. In their discretion, the proxies are authorized to vote on other matters as may properly come before the special meeting. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Shareholder Date: Signature of ShareholderDate: IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL FOR THE SPECIAL MEETING: The notice of special meeting and proxy statement are available at http://www.astproxyportal.com/ast/19059/ COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS

- 0 CITIZENS FIRST CORPORATION Proxy for Special Meeting of Shareholders on June 25, 2019 Solicited on Behalf of the Board of Directors The undersigned shareholder of Citizens First Corporation, a Kentucky corporation, hereby appoints Kim Kleis and Dawn Forbes, or either of them acting in the absence of the other, as the attorneys and proxies of the undersigned with full power of substitution, to vote all shares of stock of Citizens First Corporation which the undersigned holds of record at the closing business on May 1, 2019 and is entitled to vote at the Special Meeting of Shareholders to be held at the Carroll Knicely Institute for Economic Development and Public Service-South Campus, 2355 Nashville Road, Bowling Green, Kentucky, at 10 a.m. on June 25, 2019, and at any adjournment thereof as described below and in their discretion with respect to such other business as may properly come before the meeting or any adjournment thereof. This proxy, properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy will be voted for each proposal stated. If any other business is presented at such meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. (Continued and to be signed on the reverse side.) 14475 1.1